UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14A-12

NET 1 UEPS TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NET 1 UEPS TECHNOLOGIES, INC.

_______________________

NOTICE OF MEETING OF SHAREHOLDERS

to be held on May 6, 2022

_______________________

To the Shareholders of Net 1 UEPS Technologies, Inc.:

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of Net 1 UEPS Technologies, Inc. will be held at our principal executive offices located at President Place, 6th Floor, Cnr. Jan Smuts Avenue and Bolton Road, Rosebank, Johannesburg, South Africa on May 6, 2022 at 16:00 local time (10am Eastern Time), for the following purposes:

1. to approve the Articles of Amendment to our Amended and Restated Articles of Incorporation, as amended, to change the Company's name to "Lesaka Technologies, Inc.";

2. To transact such other business and act upon any such other matters which may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors has fixed the close of business on March 30, 2022 , as the record date for determining shareholders entitled to notice of and to vote at the meeting. The Company intends to mail the Proxy Statement and proxy card enclosed with this notice on or about April 13, 2022 to all stockholders entitled to vote at the Meeting. A list of the shareholders as of the record date will be available for inspection by shareholders at our principal executive offices during business hours for a period of ten days prior to the meeting.

Sincerely,

Kuben Pillay Chairman	Chris G.B. Meyer Group Chief Executive Officer
Johannesburg, South Africa [ ], 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON May 6, 2022. A complete set of proxy materials relating to the meeting is available on the internet. These materials, consisting of the Notice of Meeting of Shareholders and Proxy Statement, including proxy card, may be viewed and downloaded at https://materials.proxyvote.com/64107N.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy accompanying this notice as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must request and obtain a proxy issued in your name from that record holder. You may also submit your proxy via the internet as specified in the accompanying internet voting instructions. Shareholders registered on our South African Branch Register ("South African Shareholders") are referred to the special instructions contained on page 3 of this proxy statement.

TABLE OF CONTENTS

Page

VOTING RIGHTS AND PROCEDURES	2
PROPOSAL TO BE VOTED ON AT THE MEETING	4
PROPOSAL NO. 1: APPROVAL OF THE ARTICLES OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY'S NAME TO "LESAKA TECHNOLOGIES, INC."	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
ADDITIONAL INFORMATION	6

NET 1 UEPS TECHNOLOGIES, INC.

_______________________

VOTING RIGHTS AND PROCEDURES

Shareholders as of the close of business on March 30, 2022, the record date, may attend and vote at the meeting. Each share is entitled to one vote. There were 57,901,619 shares of common stock outstanding on the record date.

A majority of the total number of outstanding shares of common stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Shareholders who are present at the meeting in person or by proxy and who abstain will be treated as present for purposes of determining whether a quorum is present. In the event that there are not sufficient votes to approve any proposal at the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies. The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes and abstentions.

The meeting shareholders will be asked to vote on the following proposal:

  Proposal No 1-The change in our company's name to Lesaka Technologies, Inc., will be approved if the votes cast in favor of the proposal exceed the number of votes cast against the proposal. You may vote for or against the proposal or you may abstain from voting. Abstentions will not affect the outcome of the vote.

If you provide your voting instructions on your proxy, your shares will be voted as you instruct, and, if a proposal comes up for a vote at the meeting that is not on the proxy, according to the best judgment of the persons named in the proxy.

If you do not indicate a specific choice on a proxy that you sign and submit, your shares will be voted:

  FOR the change of our company's name to Lesaka Technologies, Inc.

If your shares are held by a bank or broker on your behalf (that is, in "street name"), you will receive proxy materials from your bank or broker, which will include a voting instruction form. Banks and brokers may exercise discretionary authority to vote your shares on a "routine" matter at the meeting. Proposal 1 is considered a "routine" matter under applicable stock exchange rules. If you hold your shares in "street name" and do not provide voting instructions to the bank or broker, then under applicable stock exchange rules governing your bank or broker, the bank or broker may vote your shares in its discretion with respect to Proposal 1 above. As a result, no broker non-votes are anticipated with respect to Proposal 1.

Revocability of Proxies

You may revoke your proxy at any time prior to exercise of the proxy by delivering a written notice of revocation or a duly executed proxy with a later date by mail to our corporate secretary at Net 1 UEPS Technologies, Inc., P.O. Box 2424, Parklands 2121, South Africa, or by attending the meeting and voting in person. If you hold shares in "street name", you must contact that firm to revoke any prior voting instructions.

Internet Availability of Proxy Materials

A complete set of proxy materials relating to the meeting is available on the internet. These materials, consisting of the Notice of Meeting of Shareholders and Proxy Statement, including proxy card, may be viewed and downloaded at https://materials.proxyvote.com/64107N.

Market Information

Our common stock is listed on The Nasdaq Global Select Market ("Nasdaq") in the United States under the symbol "UEPS" and, via a secondary listing, on the Johannesburg Stock Exchange ("JSE"), in South Africa under the symbol "NT1." Nasdaq is our principal market for the trading of our common stock. Our transfer agent in the United States is Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, New Jersey 07310. Our transfer agent in South Africa is JSE Investor Services (Pty) Ltd ("JSE Investor Services"), 13th Floor, 19 Ameshoff Street, Braamfontein, 2001, South Africa.

Special Instructions to South African Shareholders

We are required to comply with certain South African regulations related to the circulation and tabulation of proxies issued to our South African Shareholders. The proxy form marked "Net 1 UEPS Technologies, Inc. Proxy for Shareholders Registered on South African Branch Register" must be used by South African Shareholders. The South African proxy must be lodged, posted or faxed to JSE Investor Services so as to reach them by 16:00, local time, on May 3, 2022. South African Shareholders that have already dematerialized their shares through a Central Securities Depository Participant ("CSDP") or broker, other than with own-name registration, should not complete the South African proxy. Instead they should provide their CSDP or broker with their voting instructions or, alternatively, they should inform their CSDP or broker of their intention to attend the meeting in order for their CSDP or broker to be able to issue them with the necessary authorization to enable them to attend such meeting. South African Shareholders that hold their shares in certificated form or dematerialized own-name registration should complete the South African proxy and return it to JSE Investor Services.

Solicitation

The Board is soliciting your proxy to vote your shares at the meeting. We will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this proxy statement, including the proxy card and any additional solicitation materials furnished to our shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. We may reimburse these persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contacts, telephone, facsimile, electronic mail or any other means by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for performing these services. Except as described above, we do not presently intend to solicit proxies other than by mail.

PROPOSAL TO BE VOTED ON AT THE MEETING

PROPOSAL NO. 1: APPROVAL OF THE ARTICLES OF AMENDMENT TO AMENDED AND RESTATED ARTICLES
OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY'S NAME TO "LESAKA TECHNOLOGIES, INC."

On March 29, 2022, our Board of Directors unanimously adopted resolutions approving, subject to shareholder approval, a change of our company's name from "Net 1 UEPS Technologies, Inc." to "Lesaka Technologies, Inc." A copy of the Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to be filed with the Secretary of State of the State of Florida is attached hereto as Annexure A.

Reasons for the Amendment

We have commenced an extensive brand renewal plan in South Africa to clearly articulate our vision and purpose to the market. Our company brand identity is core to this, and has been developed with the following narrative as a foundation:

For thousands of years livestock have been seen as a symbol of security, community and wealth. Protecting and caring for your livestock was central to preserving the dignity and pride of your community. To protect these animals, and the communities that depended on them, enclosures were built commonly known as "kraals" in South Africa. Because of their importance, kraals were built in the centre of a community. They were seen as the social and economic heart of the village and only the most reliable people were entrusted with their care and protection. LESAKA means a kraal in Setswana and Sesotho, two of South Africa's official languages.

As Lesaka, we have been entrusted with a mission to build and protect the financial wellbeing of our communities. Our deeply-felt awareness of this responsibility drives our choices and actions, as we fight for the financial inclusion of every single South African. Lesaka represents our intention to protect the vulnerable and underserved. It's our commitment to foster new beginnings by driving financial inclusion and giving our customers access to services everyone is entitled to.

Effect of the Amendment

If approved by our shareholders, we expect to file Articles of Amendment to our Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Florida to change the Company's name to "Lesaka Technologies, Inc." and the change of our company's name will become effective as of the date of such filing. The change of our company's name will not in any way affect the voting or other rights that accompany our common stock, or the validity or transferability of stock certificates currently outstanding. We are not requiring a mandatory exchange of stock certificates. Shareholders may transmit their stock certificates to Computershare, our transfer agent, at Computershare Investor Services, P.O. Box 505005, Louisville, KY 40233-9814, in exchange for a new certificate reflecting our new name. Our South African Branch Register shareholders may transmit their stock certificates to JSE Investor Services, our transfer agent, at JSE Investor Services, 13th Floor, 19 Ameshoff Street, Braamfontein, 2001, South Africa, in exchange for a new certificate reflecting our new name. Service charges may be payable by any holder who chooses to exchange stock certificates. Shareholders who determine not to exchange their stock certificate at this time, will receive a new certificate reflecting our new name upon any future sale or transfer of our stock to which they are a party. Our ticker symbol on the Nasdaq Global Select Market, will change from "UEPS" to "LSAK" and our ticker symbol on the Johannesburg Stock Exchange will change from "NT1" to "LSK" from May 18, 2022.

Vote Required; Recommendation of the Board of Directors

Assuming the existence of a quorum, this Proposal 1 will be approved if the number of shares of our common stock voted in favor of this proposal exceeds the number of shares of our common stock voted in opposition to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO CHANGE THE COMPANY'S NAME TO "LESAKA TECHNOLOGIES, INC."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of March 30, 2022, information about beneficial ownership of our common stock by:

  each person or group of affiliated persons who or which, to our knowledge, owns beneficially more than 5% of our outstanding shares of common stock;

  each of our current directors and named executive officers; and

  all of our current directors and executive officers as a group.

Beneficial ownership of shares is determined in accordance with SEC rules and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 57,901,619 shares of common stock outstanding as of March 30, 2022. All shares of common stock, including that common stock underlying stock options that are presently exercisable or exercisable within 60 days after March 30, 2022 (which we refer to as being currently exercisable) by each person are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown as beneficially owned by such person, except to the extent applicable law gives spouses shared authority.

Except as otherwise noted, each shareholder's address is c/o Net 1 UEPS Technologies, Inc., President Place, 4th Floor, Corner of Jan Smuts Avenue and Bolton Road, Rosebank, Johannesburg, South Africa.

Name	Shares of Common Stock Beneficially Owned
	Number	%
Antony C. Ball	-	-
Nonkululeko N. Gobodo	-	-
Ian O. Greenstreet	-	-
Javed Hamid	-	-
Naeem Kola(1)	189,394	*
Ali Mazanderani(2)	75,000	*
Lincoln C. Mali(3)	330,286	*
Chris G.B. Meyer(4)	709,322	1.23%
Monde Nkosi	-	-
Kuben Pillay	-	-
Ekta Singh-Bushell	7,000	*
Alex M.R. Smith(5)	256,282	*
Value Capital Partners (Pty) Ltd (6)	12,957,245	22.38%
IFC Investors and Related Entities(7)	7,881,242	13.61%
The Goldman Sachs Group, Inc.(8)	5,005,784	8.65%
Morgan Stanley(9)	3,107,948	5.37%
Directors and Executive Officers as a Group(10)	1,567,284	2.70%

______________________

*Less than one percent

(1) Comprises 189,394 shares of restricted stock, the vesting of which is subject to the satisfaction of certain time-based vesting conditions.

(2) Comprises options to purchase 75,000 shares of common stock, all of which are currently exercisable.

(3) Comprises (i) 89,756 shares of common stock; and (ii) 240,530 shares of restricted stock, the vesting of which is subject to the satisfaction of certain financial performance and other conditions.

(4) Comprises (i) 54,552 shares of common stock; (ii) 183,760 shares of common stock held by a trust, settled by a relative of Mr. Meyer and of which he is a beneficiary, and (iii) 471,010 shares of restricted stock, the vesting of which is subject to the satisfaction of certain financial performance and other conditions.

(5) Comprises (i) 22,817 shares of common stock; (ii) 203,465 shares of restricted stock, the vesting of which is subject to the satisfaction of certain financial performance and other conditions; and (iii) options to purchase 30,000 shares of common stock, all of which were exercisable as of March 30, 2022.

(6) According to Amendment No. 5 to Schedule 13D/A filed by VCP with the SEC on December 22, 2021, VCP has sole voting and dispositive power over these securities. VCP's business address is 173 Oxford Road, 8th Floor, Rosebank, Gauteng, 2196, South Africa. Antony C. Ball is the non-executive chairman and Monde Nkosi is an executive director of VCP.

(7) According to Amendment No. 1 to Schedule 13D filed by the IFC Investors and related entities with the SEC on May 29, 2020: (a) International Finance Corporation ("IFC") beneficially owns an aggregate of 2,781,615 common shares as to which it has sole voting and dispositive power, (b) IFC African, Latin American and Caribbean Fund, LP ("ALAC") beneficially owns an aggregate of 2,781,615 common shares as to which it has shared voting and dispositive power, (c) IFC African, Latin American and Caribbean Fund (GP) LLC ("ALAC GP") beneficially owns an aggregate of 2,781,615 common shares as to which it has shared voting and dispositive power, (d) IFC Financial Institutions Growth Fund, LP ("FIG") beneficially owns an aggregate of 2,318,012 common shares as to which it has shared voting and dispositive power, and (e) IFC FIG Fund (GP), LLP ("FIG GP") beneficially owns an aggregate of 2,318,012 common shares as to which it has shared voting and dispositive power. Each of ALAC, a United Kingdom limited partnership, and FIG, a United Kingdom limited partnership, is primarily engaged in the business of investing in securities. ALAC GP, a Delaware limited liability company, is primarily engaged in the business of serving as the general partner of ALAC. FIG GP, a United Kingdom limited liability partnership, is primarily engaged in the business of serving as the general partner of FIG. Each of ALAC and FIG are funds managed by IFC Asset Management Company LLC, a wholly-owned subsidiary of IFC, that invests third party capital in conjunction with IFC investments. The business address of the aforementioned entities is 2121 Pennsylvania Avenue, Washington, D.C. 20433.

(8) According to Schedule 13G filed by The Goldman Sachs Group, Inc. ("Goldman Sachs") with the SEC on February 14, 2022, Goldman Sachs has shared voting and dispositive power over these securities. Goldman Sachs's business address is 200 West Street, New York, NY 10282.

(9) According to Schedule 13G filed by Morgan Stanley with the SEC on February 11, 2022, Morgan Stanley has shared voting and dispositive power over these securities. Morgan Stanley's business address is 1585 Broadway, New York, NY 10036.

(10) Represents shares beneficially owned by our directors and executive officers as a group. Includes shares issuable upon exercise of options to purchase 105,000 shares of common stock, all of which are currently exercisable and 1,104,399 shares of restricted stock, the vesting of which is subject to certain conditions discussed above.

ADDITIONAL INFORMATION

Shareholder Proposals and Director Nominations for the 2022 Annual Meeting

Qualified shareholders who wish to have proposals presented at the 2022 annual meeting of shareholders must deliver them to us by a reasonable time before we begin to print and mail our annual meeting proxy materials, in order to be considered for inclusion in next year's proxy statement and proxy pursuant to Rule 14a-8 under the Exchange Act. Shareholders who intend to present an item of business for our 2022 annual meeting of shareholders (other than a proposal presented for inclusion in next year's proxy statement and proxy pursuant to Rule 14a-8) must provide notice of such business to us by a reasonable time before we begin to print and mail our annual meeting proxy materials. Shareholders who wish to nominate one or more persons for election as directors must provide notice of such nominations to us by a reasonable time before we begin to print and mail our annual meeting proxy materials. All proposals and nominations must be delivered to us at our principal executive offices at P.O. Box 2424, Parklands 2121, South Africa.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called "householding." Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of these proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so at any time prior to 30 days before the mailing of proxy materials, which typically are mailed in early October of each year, by notifying us in writing at: Net 1 UEPS Technologies, Inc., P.O. Box 2424, Parklands 2121, South Africa, Attention: Net 1 UEPS Technologies, Inc. Corporate Secretary. You also may request additional copies of the proxy materials by notifying us in writing at the same address.

If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address.

Other Matters

The Board knows of no other matters that will be presented for consideration at the meeting. Return of a valid proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors, Kuben Pillay Chairman
[ ], 2022

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

ANNEXURE A: ARTICLES OF AMENDMENT TO NET 1 UEPS TECHNOLOGIES, INC.'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY'S NAME TO "LESAKA TECHNOLOGIES, INC."

A-1

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED

NET 1 UEPS TECHNOLOGIES, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act (the "Act") and the Amended and Restated Articles of Incorporation, as amended (the "Articles of Incorporation"), of Net 1 UEPS Technologies, Inc., a Florida corporation (the "Corporation"), the Corporation adopts the following amendment to the Articles of Incorporation.

FIRST:  The name of the Corporation is Net 1 UEPS Technologies, Inc. The Document Number of the Corporation is P97000041098.

SECOND:  The amendment to the Articles of Incorporation of the Corporation reflected herein was duly adopted by the Board of Directors and the shareholders of the Corporation on March 29, 2022 and May 6, 2022, respectively, and the number of votes cast for the amendment was sufficient for approval.

THIRD:  The Articles of Incorporation shall provide as follows:

***

ARTICLE I

The name of the Corporation is "Lesaka Technologies, Inc." (hereinafter called the "Corporation").

Executed on this    day of          , 2022.

NET 1 UEPS TECHNOLOGIES, INC.

By:/s/ Chris G.B. Meyer

 Chris G.B. Meyer,

 Group Chief Executive Officer

A-2

NET1

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. Approve the Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to change its name to "Lesaka Technologies, Inc."	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Net 1 UEPS Technologies, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is solicited on behalf of the Board of Directors of Net 1 UEPS Technologies, Inc. for the Special Meeting of Shareholders to be held on May 6, 2022. The undersigned appoints Chris G.B. Meyer and Naeem E. Kola, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Net 1 UEPS Technologies, Inc. which the undersigned may be entitled to vote at the Special Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this proxy will be voted FOR proposal 1.

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE OR MAIL TO:

PROXY SERVICES
c/o Computershare
PO Box 505008
Louisville, KY 40233-9814

(Please Sign on Reverse Side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

NET1

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card for Shareholders Registered on South African Branch Register

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. Approve the Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to change its name to "Lesaka Technologies, Inc."	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

03M17A

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy for Shareholders Registered on South African Branch Register

THIS SOUTH AFRICAN PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This South African proxy is solicited on behalf of the Board of Directors of Net 1 UEPS Technologies, Inc. for the Special Meeting of Shareholders to be held on May 6, 2022. The undersigned appoints Chris G.B. Meyer and Naeem E. Kola, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Net 1 UEPS Technologies, Inc. which the undersigned may be entitled to vote at the Special Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this South African proxy.

This South African proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this South African proxy will be voted FOR proposal 1.

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE OR MAIL TO:

JSE INVESTOR SERVICES (PTY) LTD
Physical address: 13th floor, 19 Ameshoff Street, corner Biccard, Braamfontein
Postal address: PO Box 4844 Johannesburg 2000
Fax: +27 (0) 86 674 2450

E-mail: meetfax@jseinvestorservices.co.za

(Please Sign on Reverse Side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.